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                                                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Allegheny Technologies Incorporated (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 15, 2004                  /s/ L. Patrick Hassey
                                       --------------------------------------
                                       L. Patrick Hassey
                                       President and Chief Executive Officer



Date:  March 15, 2004                  /s/ Richard J. Harshman
                                       --------------------------------------
                                       Richard J. Harshman
                                       Executive Vice President, Finance
                                       and Chief Financial Officer